UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 4, 2026

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the resignation of Brian Cole, as described in more detail in Item 5.02 of this Current Report on Form 8-K (this “Form 8-K”), a vacancy was created on the audit committee (the “Audit Committee”) of the Board of Directors (the “Board”) of reAlpha Tech Corp. (the “Company”), resulting in there being two members of the Audit Committee (the “Vacancy”). Nasdaq Listing Rule 5605(c)(2)(A) requires that the Company have an Audit Committee composed of three members that satisfy certain criteria for service on the committee.

On February 6, 2026, the Company notified Nasdaq of its non-compliance with Nasdaq Rule 5605(c)(2)(A) as a result of the Vacancy and its intent to rely on the cure period provided to the Company by Nasdaq Rule 5605(c)(4)(B). The Company intends to appoint to the Audit Committee a third director who satisfies the criteria for service on the Audit Committee by the earliest of (i) Company’s next annual meeting of stockholders and (ii) 180 days after the effectiveness of Mr. Cole’s resignation.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

On February 4, 2026 and February 5, 2026, Brian Cole and Monaz Karkaria resigned from their respective positions on the Board, including from any committees of the Board to which they were a member, effective immediately. The resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

Forward-Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “project,” “estimate,” “potential,” “plan,” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could.” These forward-looking statements include, but are not limited to, statements regarding the Company’s intent to appoint a new director to its Board and the Audit Committee prior to the end of the cure period and the Company’s ability to regain and maintain compliance with Nasdaq rules. Forward-looking statements inherently involve many risks and uncertainties that could cause actual results to differ materially from those projected in these statements, including statements about the appointment of a new director. Where, in any forward-looking statement, the Company expresses an expectation or belief as to future results or events, it is based on current plans and expectations, expressed in good faith and believed to have a reasonable basis. However, the Company cannot give any assurance that any such expectation or belief will result or will be achieved or accomplished. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K, and except as otherwise required by applicable securities law, the Company assumes no obligation, nor does the Company intend to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2026	REALPHA TECH CORP.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

2